Prepaid expenses (Details) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Disclosure of Prepaid expenses [Abstract]
Prepaid rentals	[1]	$ 28,349	$ 29,235
Prepaid insurances		12,401	6,055
Deferred costs of works for taxes		2,013	1,801
Deferred royalties and rentals of mining concessions		387	2,377
Other prepaid expenses		1,956	2,355
Prepayments		45,106	41,823
Classification by maturity:
Current portion		17,551	11,392
Non-current portion		27,555	30,431
Prepayments		$ 45,106	$ 41,823

[1]	This item corresponds to the balance of an original prepayment of US$31 million for the lease of hydraulic installations by the subsidiary Empresa de Generacion Huanza S.A. This prepayment is being charged to results during the life of the underlying assets (35 years) since January 2015.